SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2003

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-13115	36-4151656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Equity Office Properties Trust, or Equity Office, is filing as Exhibit 99.1 cautionary statements identifying important factors that could cause Equity Office’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of Equity Office. These statements replace and supersede prior cautionary statements filed by Equity Office to the extent that they are inconsistent with those statements.

     Equity Office also is filing as Exhibit 99.2 a description of the material U.S. federal income tax consequences relating to the taxation of Equity Office as a real estate investment trust for federal income tax purposes and the ownership and disposition of Equity Office common shares. This description replaces and supersedes prior descriptions of the federal income tax treatment of Equity Office and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

     The description of material U.S. federal income tax consequences includes forward-looking statements. These forward-looking statements are identified by using words such as “anticipate”, “believe”, “intend”, “may be” and “will be” and similar words or phrases, or the negative thereof. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements include, among others, the risk factors included in Exhibit 99.1 and the factors discussed in the description of material U.S. federal income tax consequences included in this Current Report on Form 8-K. For all forward-looking statements contained herein, Equity Office claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

     In addition, Equity Office is filing as Exhibit 3.1 Articles of Amendment to Equity Office’s Declaration of Trust eliminating the classification of its Board of Trustees and is filing as Exhibit 3.2 related Articles Supplementary electing not to be subject to provisions of the Maryland General Corporation Law allowing a board to fill vacancies for the remainder of the full term of the class of directors in which the vacancy occurred (as opposed to until the next annual meeting of shareholders).

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit	Document

3.1	Articles of Amendment to Equity Office’s Declaration of Trust eliminating the classification of its Board of Trustees
3.2	Articles Supplementary of Equity Office electing not to be subject to the provisions of Section 3-804(c) of the Maryland General Corporation Law
99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
99.2	Material U.S. Federal Income Tax Consequences

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: July 15, 2003	By:
/s/ Stanley M. Stevens
Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document

3.1	Articles of Amendment to Equity Office’s Declaration of Trust eliminating the classification of its Board of Trustees
3.2	Articles Supplementary of Equity Office electing not to be subject to the provisions of Section 3-804(c) of the Maryland General Corporation Law
99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
99.2	Material U.S. Federal Income Tax Consequences

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